EXHIBIT 99.1



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated March 17, 2000, with respect to the combined financial statements of Murphy Family Farms Group included in the Smithfield Foods, Inc.'s Current Report on Form 8-K/A dated April 12, 2000, in the Registration Statements (S-8 No. 33-51024, 33-14219, 333-34553, 333-81917) of Smithfield Foods, Inc., filed with the Securities and Exchange Commission.


                                                           /s/ Ernst & Young LLP

Raleigh, North Carolina
April 12, 2000